UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2023

TravelCenters of America Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-33274	20-5701514
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

24601 Center Ridge Road,
Westlake, OH 44145-5639

(Address of Principal Executive Offices) (Zip Code)

(440) 808-9100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Shares of Common Stock, $0.001 Par Value Per Share	TA	The NASDAQ Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The NASDAQ Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The NASDAQ Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Introductory Note.

As previously disclosed, on February 15, 2023, TravelCenters of America Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, BP Products North America Inc., a Maryland corporation (“Parent”), and Bluestar RTM Inc., a Maryland corporation and an indirect wholly-owned subsidiary of Parent (“Merger Subsidiary”), and, on May 15, 2023, Merger Subsidiary merged with and into the Company (the “Merger”) on the terms and conditions set forth in the Merger Agreement, with the Company surviving the Merger as an indirect wholly-owned subsidiary of Parent.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company has notified the Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily delist from the Nasdaq Global Select Market and deregister its 8.25% Senior Notes due 2028 (CUSIP Number 894174200), 8.00% Senior Notes due 2029 (CUSIP Number 894174309), and 8.00% Senior Notes due 2030 (CUSIP Number 894174408) (collectively, the “Senior Notes”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by filing an application with the Securities and Exchange Commission (the “SEC”) on Form 25 on or about May 26, 2023. The Company expects the delisting of the Senior Notes to become effective on or about June 5, 2023. After the delisting of the Senior Notes, the Company plans to file a Form 15 with the SEC to suspend its reporting obligations pursuant to Section 15(d) of the Exchange Act.

The Company has instructed the trustee for the Senior Notes, U.S. Bank Trust Company, National Association (the “Trustee”), to disseminate a Notice of Full Redemption (the “Redemption Notice”) to all registered holders of the Senior Notes. The Company will redeem all of the outstanding Senior Notes on June 15, 2023 (the “Redemption Date”). The redemption price for the Senior Notes is equal to 100% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest, if any, up to but excluding the Redemption Date. Book-entry interests in the Senior Notes represented by global notes will be redeemed in accordance with the standard procedures of The Depository Trust Company.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Senior Notes. The Company called the Senior Notes for redemption only by, and pursuant to the terms of, the Redemption Notice.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 7.01 Regulation FD Disclosure.

On May 16, 2023, the Company announced its intention to voluntarily delist from Nasdaq and deregister its Senior Notes from Nasdaq and to instruct the Trustee to disseminate the Redemption Notice to all registered holders of the Senior Notes, which press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on May 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023

TRAVELCENTERS OF AMERICA INC.

By:	/s/ Gregory A. Franks
Name: Gregory A. Franks
Title: President and Chairman

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